EXHIBIT 23.2

        CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of P.D.C. Innovative Industries, Inc. of our report dated February 28, 2002, which appears on page F-1 of P.D.C. Innovative Industries, Inc. Form 10-KSB, for the year ended December 31, 2001.


                                    /s/ Marglies, Fink and Wichrowski
                                        ----------------------------------------
                                        MARGOLIES, FINK AND WICHROWSKI

Pompano Beach, Florida
September 3, 2002